                                                                    Exhibit 99.3

             AMENDMENT NO. 1 TO AMENDED AND RESTATED LOAN AGREEMENT

     This Amendment No. 1 to Amended and Restated Loan Agreement (the "Amendment") dated as of May 22, 2003, is entered into with reference to the Amended and Restated Loan Agreement dated as of May 12, 2003 among Pinnacle Entertainment, Inc., a Delaware corporation ("Borrower"), the Lenders referred to therein, Bear Stearns Corporate Lending Inc., as Syndication Agent, CIBC Inc. and Societe Generale, as Documentation Agents, and Bank of America, N.A., as Administrative Agent. Capitalized terms used in this Amendment and not otherwise defined herein are used with the meanings set forth for those terms in the Loan Agreement.

     Borrower and the Administrative Agent, acting with the consent of the Majority Lenders in accordance with Section 12.2 of the Loan Agreement, hereby agree to amend the Loan Agreement as follows:

     1. Amendment to Condition Precedent to Release of Funds. Section 8.2(g)(viii) is hereby amended to read in full as follows:

          "(viii) a written appraisal by a qualified independent appraiser acceptable to the Administrative Agent and complying in all respects with FIRREA of the Lake Charles Project demonstrating an "as-built" value of not less than $275,000,000;

     2. Representations and Warranties. Borrower represents and warrants that as of the date hereof and giving effect to this Amendment, no Default or Event of Default exists.

     3. Conditions Precedent. The effectiveness of this Amendment is conditioned upon the receipt by the Administrative Agent of the following, each properly executed by a Responsible Official of each party thereto and dated as of the date hereof:

               (a) Counterparts of this Amendment executed by all parties hereto;

               (b) Written consent of the Majority Lenders as required under
     Section 12.2 of the Loan Agreement in the form of Exhibit A to this Amendment; and

               (c) Written consent of the Subsidiary Guarantors in the form of Exhibit B to this Amendment.

     4. Confirmation. In all respects, the terms of the Loan Agreement (as amended hereby) are hereby confirmed.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

PINNACLE ENTERTAINMENT, INC.


By: /s/ John A. Godfrey
    ------------------------------------
    John A. Godfrey, Secretary


BANK OF AMERICA, N.A., as Administrative Agent


By: /s/ Janice Hammond
    ------------------------------------
    Janice Hammond, Vice President

                                    Exhibit A

                                CONSENT OF LENDER

          Reference is hereby made to the Amended and Restated Loan Agreement dated as of May 12, 2003 (the "Loan Agreement") among Pinnacle Entertainment, Inc., the Lenders, and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein are used with the meanings set forth in the Loan Agreement.

          The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Amended and Restated Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated as of May 21, 2003.

A3 FUNDING LP
-------------------------------------
[Name of Lender]


By: A3 FUND MANAGEMENT LLC
    ---------------------------------
Title: General Partner


By: /s/ Kevin Genda
    ---------------------------------
Title: V.P

                                    Exhibit A

                                CONSENT OF LENDER

          Reference is hereby made to the Amended and Restated Loan Agreement dated as of May 12, 2003 (the "Loan Agreement") among Pinnacle Entertainment, Inc., the Lenders, and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein are used with the meanings set forth in the Loan Agreement.

          The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Amended and Restated Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated as of May 21, 2003.

ABLECO FINANCE LLC
-------------------------------------
[Name of Lender]


By: /s/ Kevin Genda
    ---------------------------------
Title: SVP

                                    Exhibit A

                                CONSENT OF LENDER

          Reference is hereby made to the Amended and Restated Loan Agreement dated as of May 12, 2003 (the "Loan Agreement") among Pinnacle Entertainment, Inc., the Lenders, and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein are used with the meanings set forth in the Loan Agreement.

          The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Amended and Restated Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated as of May   , 2003.
                --

Bank of America
-------------------------------------
[Name of Lender]


By: /s/ Scott L. Faber
    ---------------------------------
Title: MANAGING DIRECTOR

                                    Exhibit A

                                CONSENT OF LENDER

          Reference is hereby made to the Amended and Restated Loan Agreement dated as of May 12, 2003 (the "Loan Agreement") among Pinnacle Entertainment, Inc., the Lenders, and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein are used with the meanings set forth in the Loan Agreement.

          The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Amended and Restated Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated as of May 21, 2003.

BANK OF SCOTLAND
-------------------------------------
[Name of Lender]


By: /s/ Joseph Fratus
    ---------------------------------
    JOSEPH FRATUS
Title: FIRST VICE PRESIDENT

                                    Exhibit A

                                CONSENT OF LENDER

          Reference is hereby made to the Amended and Restated Loan Agreement dated as of May 12, 2003 (the "Loan Agreement") among Pinnacle Entertainment, Inc., the Lenders, and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein are used with the meanings set forth in the Loan Agreement.

          The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Amended and Restated Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated as of May 21, 2003.

CIBC INC.
-------------------------------------
[Name of Lender]


By: /s/ Paul J. Chakmak
    ---------------------------------
Name:  Paul J. Chakmak
Title: Managing Director
       CIBC World Markets Corp., as AGENT

                                    Exhibit A

                                CONSENT OF LENDER

          Reference is hereby made to the Amended and Restated Loan Agreement dated as of May 12, 2003 (the "Loan Agreement") among Pinnacle Entertainment, Inc., the Lenders, and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein are used with the meanings set forth in the Loan Agreement.

          The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Amended and Restated Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated as of May   , 2003.
                --

                                                                ----------------
                                                                 Form Approved
                                                                  by Law Dept.
                                                                      APC
                                                                ----------------

CONTINENTAL CASUALTY COMPANY
-------------------------------------
[Name of Lender]


By: /s/ [Illegible]
    ---------------------------------
Title: Vice President

                                    Exhibit A

                                CONSENT OF LENDER

          Reference is hereby made to the Amended and Restated Loan Agreement dated as of May 12, 2003 (the "Loan Agreement") among Pinnacle Entertainment, Inc., the Lenders, and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein are used with the meanings set forth in the Loan Agreement.

          The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Amended and Restated Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated as of May 22, 2003.

Societe Generale
-------------------------------------
[Name of Lender]


By: /s/ Thomas K. Day
    ---------------------------------
    Thomas K. Day
Title: Managing Director

                                    Exhibit B

                        CONSENT OF SUBSIDIARY GUARANTORS

          Reference is hereby made to the Amended and Restated Loan Agreement dated as of May 12, 2003 (the "Loan Agreement") among Pinnacle Entertainment, Inc., the Lenders referred to therein, and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein are used with the meanings set forth in the Loan Agreement.

          Each of the undersigned Subsidiary Guarantors hereby consent to Amendment No. 1 to Amended and Restated Loan Agreement in the form executed by Borrower and confirms that the Subsidiary Guaranty and all Collateral Documents to which it is a party remain in full force and effect.

                                        BILOXI CASINO CORP.,
                                        a Mississippi corporation

                                        BOOMTOWN HOTEL & CASINO, INC.,
                                        a Nevada corporation

                                        BOOMTOWN, INC.,
                                        a Delaware corporation

                                        CASINO MAGIC CORP.,
                                        a Minnesota corporation

                                        CASINO ONE CORPORATION,
                                        a Mississippi corporation

                                        HP/COMPTON, INC.,
                                        a California corporation

                                        LOUISIANA GAMING ENTERPRISES, INC.,
                                        a Louisiana corporation

                                        PNK (Bossier City), Inc.,
                                        a Louisiana corporation

                                        ST. LOUIS CASINO CORP.,
                                        a Missouri corporation


                                        By: /s/ John A. Godfrey
                                            ------------------------------------
                                        Name:  John A. Godfrey
                                        Title: Secretary

                                        BELTERRA RESORT INDIANA, LLC,
                                        a Nevada limited liability company


                                        By: Pinnacle Entertainment, Inc,
                                            its sole member and managing member


                                            By: /s/ John A. Godfrey
                                                --------------------------------
                                            Name:  John A. Godfrey
                                            Title: Secretary


                                        CRYSTAL PARK HOTEL AND CASINO
                                        DEVELOPMENT COMPANY, LLC,
                                        a California limited liability company


                                        By: HP/Compton, Inc.,
                                            its sole member and manager


                                            By: /s/ John A. Godfrey
                                                --------------------------------
                                            Name:  John A. Godfrey
                                            Title: Secretary


                                        OGLE HAUS, LLC,
                                        an Indiana limited liability company


                                        By: Pinnacle Entertainment, Inc.,
                                            its sole member and manager


                                            By: /s/ John A. Godfrey
                                                --------------------------------
                                            Name:  John A. Godfrey
                                            Title: Secretary


                                        PNK (LAKE CHARLES), L.L.C.,
                                        a Louisiana limited liability company


                                        By: Pinnacle Entertainment, Inc.,
                                            its sole member and manager


                                            By: /s/ John A. Godfrey
                                                --------------------------------
                                            Name:  John A. Godfrey
                                            Title: Secretary

                                        LOUISIANA-I GAMING,
                                        a Louisiana partnership in Commendam

                                        By: Louisiana Gaming Enterprises, Inc.,
                                            a Louisiana corporation, its General
                                            Partner


                                            By: /s/ John A. Godfrey
                                                --------------------------------
                                            Name:  John A. Godfrey
                                            Title: Secretary